Karthik Kuppusamy, PhD Senior Vice President, Clinical Solutions Diagnostic Innovation as a Growth Driver Investor Day 2025 Quest Diagnostics

2 INVESTOR DAY 2025 Quest Diagnostics Safe harbor disclosure The statements in this presentation which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners, acquisitions and other factors discussed in the company's most recently filed Annual Report on Form 10-K and in any of the company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports.

2 INVESTOR DAY 2025 Quest Diagnostics Key highlights We expect to deliver double-digit revenue growth in advanced diagnostics across 5 key clinical areas We are well positioned to grow revenues for Haystack MRD, building on our leadership in oncology We are committed to delivering the most comprehensive portfolio of diagnostic lab innovation By empowering earlier diagnosis and prevention, we are improving clinical and economic outcomes

3 INVESTOR DAY 2025 Quest Diagnostics We deliver diagnostic innovation across the continuum of care to offer comprehensive, scaled solutions Risk evaluation Periodic screening Disease diagnosis Therapy selection Therapy monitoring Follow-up care What is my risk of getting a disease? Is it possible I have a disease? Am I sure I have a disease? What therapy is best for me? Is my therapy working? Is my success sustainable? Disease prognosis What direction will the disease take?

Advanced Diagnostics

We expect new and existing advanced diagnostic tests in 5 key clinical areas to deliver double-digit growth

Oncology	Advanced Cardiometabolic Health	Women's & Reproductive Health	Brain Health	Autoimmune Disorders
• Haystack MRD™ • IsoPSA® • STEP500 liquid and tissue	• ApoB • Lipoprotein(a) • Insulin Resistance Panel with Score	• QNatal® Advanced (NIPS) • QHerit® carrier screening	• AD-Detect® • Alzheimer's disease blood testing • New liquid biomarkers	• ANAlyzeR™ primary care screening • Therapy guidance (RA, IBD)

In these 5 areas, advanced diagnostic tests generated ~$900 million in 2024

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Quest Diagnostics®

We develop our own lab innovations and partner/buy to source others

1 — Leverage IVD suppliers' innovation



ELF™ Liver Fibrosis Assessment

Quest AD-Detect™ P-Tau 217, 181

2 — Develop organic innovations via Quest R&D



Quest AD-Detect® 42/40 Amyloid Beta

OmegaCheck® Cardiovascular Risk

3 — License and create innovation from third-party IP



QNatal® Advanced Prenatal Genetics

Ion Mobility

4 — Partnerships that leverage our scale



IsoPSA®

GRAIL's Galleri® MCED test

5 — Acquire new capabilities to extend portfolio

HAYSTACK MRD™
By Quest Diagnostics®

Haystack MRD™

PathAI® Diagnostics digital pathology

ELF – Enhanced Liver Fibrosis. Siemens Healthineers™

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Quest Diagnostics®

Diagnostic innovation as a growth driver Yuri Fesko, MD, Senior Vice President and Chief Medical Officer Dan Edelstein, Vice President and General Manager, Haystack MRD Mouris Saghir, PhD, Vice President and General Manager, Cardiometabolic, Endocrine, and Wellness Kathleen Valentine, Vice President and General Manager, Women's and Reproductive Health and Core Neurology Panel discussion Investor Day 2025 Quest Diagnostics

Our advanced cardiometabolic solutions focus on prevention via early identification

~128M Americans have heart disease

~38M have type 2 diabetes

36M have chronic kidney disease (CKD)

1 in 3 Americans have metabolic-associated steatotic liver disease (MASLD)

Only **7%** of the population has normal metabolic health

Quest approach and testing solutions



Diabetes
• HbA1c
• Insulin Resistance with Score
Heart disease
• ApoB
• Lp(a)
• MPO
Endocrine disorders
• Primary aldosterone
• Testosterone
Cardiometabolic risk factors
CKD
• Kidney profile
• Cystatin C
MASLD
• FIB-4
• Enhanced Liver Fibrosis

Insulin Resistance Panel with Score
Predicts diabetes before HbA1c

Apolipoprotein B
Identifies risk that lipid panels miss

Myeloperoxidase (MPO)
Identifies dangerous inflammation

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Quest Diagnostics

With 18+ million patients treated for cancer in the US, our sensitive MRD test will optimize patient management with early detection


Surgery
Adjuvant therapy
Additional therapy
Tumor burden
"Did we surgically remove all the cancer?"
"Is adjuvant therapy successful?"
"Is the cancer coming back?"
HAYSTACK MRD™
Whole-exome sequencing + personalized test build
Residual disease testing
Treatment response assessment
Recurrence surveillance

Analytical validation results show that the Haystack MRD test is extremely sensitive with an LoD95 of 0.0006% tumor fraction

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9 INVESTOR DAY 2025 Quest Diagnostics Delivering differentiated solutions across each stage of a woman's life Fertility testing and comprehensive trimester-based testing QHerit carrier screening QNatal noninvasive prenatal screening STIs: chlamydia, gonorrhea, trichomonas, syphilis Pelvic inflammatory disease and vaginitis STIs/vaginitis self-collect option at 2,000 PSCs Cervical cancer - Hologic Genius Digital Cytology System Sexually transmitted infections (STIs) Routine, guideline-based screenings during well-woman visits Pregnancy/reproductive health for every step of the reproductive journey Symptomatic solutions to help diagnose and treat

Quest AD-Detect blood testing helps assess risk of Alzheimer's disease in early stages

12% - 18% of people age 60 or older are living with mild cognitive impairment... a possible sign of Alzheimer's disease



Abnormal
Amyloid beta
P-Tau
Brain changes
Memory
Function
Biomarker levels
AD-Detect
PET Scan
Normal
Cognitively normal
Mild cognitive impairment
Dementia
Clinical disease stage



New **AD-Detect** panel combines **amyloid beta and P-tau217**

medRxiv
THE PREPRINT SERVER FOR HEALTH SCIENCES
CSH Cold Spring Harbor Laboratory BMJ Yale

Development and clinical validation of blood-based multibiomarker models for the evaluation of brain amyloid pathology

Darren M Weber, Matthew A Stroh, Steven W Taylor, Robert J Lagier, Judy Z Louie, Nigel J Clarke, David E Vaillancourt, Sruti Rayaprolu, Ranjan Duara, Michael K Racke

doi: https://doi.org/10.1101/2025.02.27.25322892

Study found	91% sensitivity 91% specificity

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Quest Diagnostics

11 INVESTOR DAY 2025 Quest Diagnostics We help providers personalize diagnosis, treatment, and care for their patients with autoimmune disorders Features ANAlyzeR Autoimmune Screening Unmet need: early diagnosis Screening/diagnosis Personalized medicine for most effective treatment selection Unmet need: treatment optimization Therapy selection Serological testing to monitor disease activity Unmet need: maintain remission Disease monitoring ~24M Americans 100+ different types 4 - 5 years on average for diagnosis Autoimmune disease

Haystack MRD™ leverages Quest's unique strengths and scale to broaden access

Blood testing at scale
- ~8,000 patient access sites for blood draws

Streamlined access to biopsy tissue
- 400+ pathologists
- ~10k tissue specimens/day

$1B annual oncology revenues

Comprehensiveness of care
- Treatment selection (STEP500+)

National connectivity
- Interfaces with >1,000 EMRs in the US
- Now adding Epic Aura oncology (Q3)



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We are challenging the existing hypothesis of cardiovascular disease >400k Normal lipid levels are cardioprotective Low LDL Low triglyceride High HDL Existing hypothesis Normal lipid levels + Functioning HDL are cardioprotective Emerging science However Measure the functioning ability of HDL to carry cholesterol to the liver HDL Assay to measure HDL function Cardiovascular mortality trends* 320 340 360 380 400 420 440 460 480 500 100 105 110 115 120 125 130 135 2000 2005 2010 2015 2020 Cardiovascular mortality (in Thousands) Avg LDL-C (mg/dL) LDL-C levels Cardiovascular Mortality of heart attack patients have normal lipid levels * Tsao CW, et al. 2023. doi:10.1161/CIR.0000000000001123 13 INVESTOR DAY 2025 Quest Diagnostics

Developing novel solutions for preeclampsia Potentially life-threatening hypertensive disorder during pregnancy ~16% of pregnant women in the US are affected by hypertensive disorder of pregnancy Half of hypertensive women develop preeclampsia during pregnancy ~5.5M pregnancies in US each year Diagnosis Acute increase in blood pressure AND Proteinuria OR Thrombocytopenia Impaired renal function Impaired liver function Pulmonary edema Current challenges Lack of accuracy Lab solutions specific to hospital settings No well-established method to predict severity Limited options for early Identification 14 INVESTOR DAY 2025 Quest Diagnostics

15 INVESTOR DAY 2025 Quest Diagnostics We are empowering earlier diagnosis and prevention We are delivering diagnostic lab services that address unmet clinical needs affecting large patient populations We are driving innovation to deliver earlier, more precise health insights-empowering clinicians with confidence to act sooner Through our expertise and scale, we make lab testing easier to access and more affordable for patients and providers

16 INVESTOR DAY 2025 Quest Diagnostics Key takeaways We expect to deliver double-digit revenue growth in advanced diagnostics across 5key clinical areas We are well positioned to grow revenues for Haystack MRD, building on our leadership in oncology We are committed to delivering the most comprehensive portfolio of diagnostic lab innovation By empowering earlier diagnosis and prevention, we are improving clinical and economic outcomes